Navigating the present, focusing on the future.

HELIX ENERGY SOLUTIONS

Barclays CEO Energy Power Conference

September 8-10th, 2015

Forward Looking Statements

This presentation contains forward-looking statements that involve risks, uncertainties and assumptions that could cause our results to differ materially from those expressed or implied by such forward-looking statements. All statements, other than statements of historical fact, are "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995, including, without limitation, any statements regarding our strategy; any statements regarding visibility and future utilization; any projections of financial items; future operations expenditures; any statements regarding the plans, strategies and objectives of management for future operations; any statement concerning developments; any statements regarding future economic conditions or performance; any statements of expectation or belief; and any statements of assumptions underlying any of the foregoing. The forward-looking statements are subject to a number of known and unknown risks, uncertainties and other factors including but not limited to the performance of contracts by suppliers, customers and partners; actions by governmental and regulatory authorities; operating hazards and delays; our ultimate ability to realize current backlog; employee management issues; complexities of global political and economic developments; geologic risks; volatility of oil and gas prices and other risks described from time to time in our reports filed with the Securities and Exchange Commission ("SEC"), including the Company's most recently filed Annual Report on Form 10-K and in the Company's other filings with the SEC, which are available free of charge on the SEC's website at www.sec.gov. We assume no obligation and do not intend to update these forward-looking statements except as required by the securities laws.

Social Media

From time to time we provide information about Helix on Twitter (@Helix_ESG) and LinkedIn (www.linkedin.com/company/helix-energy-solutions-group).

Who We Are



Helix is a specialty deepwater service provider to the offshore energy industry, focusing on expanding our subsea infrastructure services in **Well Intervention and Robotics.**

Deepwater Subsea Services

Well Intervention:

Entering a wellbore to initiate, enhance, restore or decommission production as part of the well's natural life cycle.

Robotics:

Providing remotely operated vehicles (ROVs) to perform deepwater service tasks beyond the reach of dive crews.

Why focus on these disciplines?

- Strong demand over the long term with projected sustained growth
- Significant barriers to entry
  - Capital-intensive at the top end of the market, for both vessels and skilled crews
  - Mastery of full range of services necessary to add value
  - Strong track record critical to earning customer trust

Well Intervention



HELIX
HELIX

Well Intervention Overview



Debris Cap
Tubing hanger crown plugs
Spool Tree
High Pressure Wellhead Housing
30"csg
20"csg
13-3/8"csg
9-5/8"csg
7" liner
Straddles or patches to repair tubular.
Subsurface safety valve/gas lift mandrel repair.
Wellbore gas lift unloading with Nitrogen.
Heavy duty fishing with simultaneous removal of fill.
Selective zonal isolation mechanical or chemical.
Milling or high pressure jetting to remove scale.
Wellbore cleanout, fill removal with long or reverse circulation.
Window cutting/casing exit & remedial sidetrack drilling
Milling and under reaming to remove wellbore scale.
Formation acidizing via matrix or fracture stimulation.
Re-perforating long sections.

Well Intervention Current Asset Base

Q4000



Skandi Constructor (chartered vessel)



H534





Q5000 (estimated availability 4th quarter 2015)

Intervention Riser Systems



Well Enhancer



Seawell



Future Well Intervention Growth



***Q7000* – Under Construction**



Intervention Riser Systems


HELIX

Siem Helix 1 (Estimated in service 2016)
Siem Helix 2 (Estimated in service late 2016/early 2017)

Robotics



Robotics Overview

Helix provides ROVs and crews to perform subsea tasks, including:

- Umbilical and flowline trenching services
- Geotechnical coring
- Comprehensive workclass ROV services
- Dynamically positioned ROV support vessels
- Tooling and intervention services
- Technical manpower and project management services

As operations move into deeper waters, more powerful, specialized ROVs will be required to perform subsea tasks.


HELIX

Workclass ROV – *UHD 86*

Robotics Assets



53 Workclass ROVs

The backbone of the fleet, capable of performing a broad array of subsea construction and well intervention tasks



5 Trenchers

The key to pipeline installation in heavily trafficked waters



2 ROV Drills:

Provide seabed composition intelligence for subsea construction and subsea mining operations

Chartered Vessel Fleet



Grand Canyon I, II



Deep Cygnus



Olympic Canyon



Rem Installer

Chartered Vessel Fleet

- Currently five vessels under long-term charter
- *Grand Canyon III* vessel scheduled to enter fleet in 2016 as a combination of fleet enhancement / replacement
- Spot vessels have historically been added and subtracted to the chartered vessel fleet as market demand requires



Grand Canyon III **arriving at Kleven shipyard in Norway**

Future Robotics Growth

- Newbuild chartered vessels optimized for renewable energy markets, as well as oil & gas markets
- Additional work-class ROVs for current and emerging markets
- Trenchers for burial operations worldwide
- ROVDrill seabed coring units for energy and mining industries







What Sets Helix Apart in Robotics



Oil & Gas



Renewable Energy



Subsea Mining



Specialty Services

- Helix charters its ROV support vessels, ensuring a modern fleet that can expand and contract based on regional requirements
- A fleet of advanced vehicles, including several units custom-built to our specifications
- An industry leader in subsea trenching and coring capabilities
- Provide trenching, cable burial and ROV support for offshore wind farm development
  - Current focus on export lines (field to shore)
  - Future opportunities in-field (inter-array cable installation)
- ROVs serve many industries outside of the offshore oil and gas sector

Production Facilities



Production Facilities

Independence Hub Semi (20%)

- Location: Mississippi Canyon (GOM)
- Partner: Enterprise Products
- Operator: Anadarko

Marco Polo TLP (50%)

- Location: Green Canyon (GOM)
- Partner: Enterprise Products
- Operator: Anadarko

***Helix Producer I* FPU (100%)**

- Location: Phoenix Field (GOM)
- Expect to remain on field through 2019
- A component of the well containment system, along with the *Q4000*

Production Facilities contributed $63 million in EBITDA in 2014.



***Helix Producer I* preparing to re-enter service following Macondo well containment response**

Debt & Liquidity



Debt & Liquidity Profile



($ in millions)
Debt 1
Liquidity 2
$2,000
$1,500
$1,000
$500
$0
$1,200
$900
$600
$300
$0
$2,027
$1,803
$1,361
$1,090
$1,358
$967
$1,155
$609
$1,019
$582
$566
$88
$551
$75
$794
$294
12/31/2008
12/31/2009
12/31/2010
12/31/2011
12/31/2012
12/31/2013
12/31/2014
06/30/2015
Gross Debt
Net Debt
Liquidity

Liquidity of approximately $1.0 billion at 6/30/2015

1. Includes impact of unamortized debt discount under our convertible senior notes.
2. We define liquidity as the total of cash and cash equivalents ($500 million) plus available capacity under our revolving credit facility ($450 million).

Debt Instrument Profile

Total funded debt of $812 million at end of Q2 2015:

- $200 million Convertible Senior Notes – 3.25% [1]
  ($182 million net of unamortized debt discount)
- $270 million Term Loan – LIBOR + 2.50% [2]
  - Annual amortization payments of 5% in years 1 and 2, 10% per annum in years 3 through 5
- $92 million MARAD Debt – 4.93%
  - Semi-annual amortization payments
- $250 million Q5000 Term Loan – LIBOR + 2.50% [3]
  - Annual amortization payments of 14% over 5 years with a final balloon payment



Debt Instrument Profile at 6/30/2015
($ in millions)
$500
$400
$300
$200
$100
$0
$200
$270
$250
$92
2015
2016
2017
2018
2020
2027
Convertible Notes
Term Loan
MARAD Debt
Q5000 Term Loan

1. Stated maturity 2032. First put / call date March 2018.
2. We have fixed through October 2016 the LIBOR interest rate on 50% of the Term Loan debt at 0.75% utilizing interest rate swaps.
3. We have fixed through April 2020 the LIBOR interest rate on 75% of the Q5000 Term Loan debt at 1.51% utilizing interest rate swaps.

2015 Outlook



2015 Outlook

This outlook was provided with second quarter results; will be updated upon presentation of third quarter results.

($ in millions, except per share data)	**2015 Outlook**	**2014 Actual**
Revenues	$ 752	$ 1,107
EBITDA	~ 160 – 190	378
CAPEX	~ 365	357
Earnings per share (1)	*~ $0.24*	*$1.85*
Revenue Split:		
Well Intervention	$ 394	$ 668
Robotics	308	420
Production Facilities	78	93
Elimination	(28)	(74)
Total	**$ 752**	**$ 1,107**

(1) Earnings per share estimates based on a forecasted corporate tax rate of 5%.

2015 Outlook

In general, current industry conditions create visibility and utilization uncertainty for all oil field service providers.

- Total backlog as of June 30, 2015 was approximately $2.1 billion
- The *Q4000* is expected to have good utilization for the remainder of 2015
- The *H534* is scheduled to enter dry dock in Q3 of 2015; warm stack thereafter
- The *Q5000* arrived in the Gulf of Mexico the first week of August; the vessel will be alongside to complete commissioning and to outfit the ROVs and intervention system. Upon completion it will be available for work in the GOM
- Two Helix IRS systems are on hire for the remainder of 2015
- Refit of the *Seawell* completed; warm stack in progress
- The *Skandi Constructor* has full utilization through Q3 and into Q4
- The *Well Enhancer* has committed work through Q3 but availability in Q4
- Utilization in the North Sea looks weak in Q4 of 2015

2015 Outlook

- *REM Installer* utilization bolstered by customer preferred contractor status in Gulf of Mexico
- *Olympic Canyon* to complete operations offshore India under firm commitment early September
- *Deep Cygnus* with *T1500* to perform multiple jet trenching projects in the North Sea through early Q4
- *Grand Canyon*, *T1200* and *iTrencher* to complete current cable burial project offshore Qatar in late Q3, then transit to Brazil for a jet trenching project in Q4
- *Grand Canyon II* with *T750* to continue current cable burial project in the Baltic Sea through late Q3
- *Grand Canyon III* delivery delayed by agreement into 2016 to reduce vessel charter exposure

2015 Outlook – Capex

- 2015 capex is currently forecasted at approximately $365 million, consisting of the following:
- $256 million in growth capital; primarily for newbuilds currently underway, including:
  - $154 million for *Q5000*
  - $28 million for *Q7000*
  - $54 million for *Siem Helix I* and *II* monohull vessels
  - $10 million in Robotics
  - $10 million for new subsea equipment
- $44 million remaining on the *Seawell* refit in 2015
- $65 million in maintenance capital
  - $29 million for the *Q4000* and *H534* dry dock
  - $31 million in vessel / IRS maintenance and spares
  - $5 million in Robotics maintenance
- *Q7000* delivery delayed until mid 2017

Navigating the present, focusing on the future.

HELIX ENERGY SOLUTIONS

HLX Listed NYSE®

Follow Helix on Twitter - @Helix_ESG

www.linkedin.com/company/helix-energy-solutions-group